Exhibit 23.1



The Board of Directors
Wintrust Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in Amendment No. 1 to the Registration Statement (No. 333-90211) on Form S-3.


                                                     KPMG LLP


Chicago, Illinois
November 18, 1999